UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2012

LAS VEGAS RAILWAY EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54648 (Commission File Number)	56-2646797 (I.R.S. Employer Identification No.)

6650 Via Austi Parkway, Suite 170 Las Vegas, NV 89119 (Address of principal executive offices) (zip code)

702-583-6715 (Registrant’s telephone number, including area code)

Copies to: Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 28, 2012, at the Annual Meeting of Stockholders of Las Vegas Railway Express, Inc. (the “Company”), the Company’s stockholders approved (i) electing 5 directors named by the Company (Gilbert H. Lamphere, Michael A. Barron, John D. McPherson, John H. Marino and Thomas Mulligan), and (ii) ratification of Hamilton, PC as the Company’s independent auditors for the fiscal year ending March 31, 2012  (“Auditor Ratification”).

As of August 16, 2012, the record date for the meeting, the Company had outstanding and entitled to vote 124,257,025 shares of common stock.  The vote for each proposal was as follows:

Proposal	For	Against	Withheld	Abstain	Broker Non-Votes
1.Election of Five Directors

Gilbert H. Lamphere	62,323,352		26,236		6,090,482

Michael A. Barron	62,324,232		25,356		6,090,482

John D. McPherson	62,324,232		25,356		6,090,482

John H. Marino	62,323,352		26,236		6,090,482

Thomas Mulligan	62,324,232		25,356		6,090,482

2. Auditor Ratification	68,361,764	18,500		59,806	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS RAILWAY EXPRESS, INC.

Date: October 1, 2012	By:	/s/ Michael Barron
Name: Michael Barron
Title: Chief Executive Officer